Exhibit 10.4

EXECUTION COPY

Regency Centers, L.P.

5.25% Notes due August 1, 2015

Guaranteed by Regency Centers Corporation

Purchase Agreement

July 13, 2005

Wachovia Capital Markets, LLC

One Wachovia Center

301 South College Street

Charlotte, North Carolina 28288

J.P. Morgan Securities Inc.

270 Park Avenue

New York, New York 10017

As Representatives of the Several Purchasers

named in Schedule I hereto

Ladies and Gentlemen:

Regency Centers, L.P., a Delaware limited partnership (the “Partnership”), proposes subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the “Purchasers”) an aggregate of $350,000,000 principal amount of the Notes specified above (the “Securities”). The Securities are unconditionally guaranteed by the guarantees (the “Guarantees”) of Regency Centers Corporation, a Florida corporation (the “Guarantor”).

1. The Partnership and the Guarantor jointly and severally represent and warrant to, and agree with, each of the Purchasers that:

(a) An offering circular, dated July 13, 2005 (the “Offering Circular”), has been prepared in connection with the offering of the Securities and the Guarantees. Any reference to the Offering Circular shall be deemed to refer to and include the Guarantor’s most recent Annual Report on Form 10-K and all subsequent documents filed with the United States Securities and Exchange Commission (the “Commission”) pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or prior to the date of the Offering Circular and any reference to the Offering Circular, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Offering Circular, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished by the Guarantor or the Partnership prior to the completion of the distribution of the Securities; and all documents filed under the Exchange Act and so deemed to be included in the Offering Circular, or any amendment or supplement thereto, are hereinafter called the “Exchange Act Reports”. The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder. The Offering Circular and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Guarantor and the Partnership by a Purchaser through you expressly for use therein;

(b) The financial statements and the related notes thereto included in the Offering Circular and the Exchange Act Reports comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and fairly present the financial position of the Guarantor and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included in the Offering Circular and the Exchange Act Reports fairly present the information required to be stated therein; and the other financial information included in the Offering Circular and the Exchange Act Reports, including any selected financial data and summary financial information, has been derived from the accounting records of the Guarantor and its subsidiaries and fairly presents the information shown thereby on a basis consistent with that of the audited financial statements included in the Offering Circular and the Exchange Act Reports;

(c) None of (i) the Guarantor, (ii) any subsidiary of the Guarantor (including the Partnership), the revenues or assets of which, when multiplied by the Guarantor’s ownership interest expressed as a percentage, exceed 3% of the consolidated revenues or assets, respectively, of the Guarantor, or (iii) any entity listed under “Investments in Real Estate Partnerships” in Note 4 to the Guarantor’s consolidated financial statements included in its most recent Annual Report on Form 10-K (or a corresponding note to Exchange Act Reports filed thereafter) (each subsidiary or entity covered under (ii) or (iii), a “Material Subsidiary”) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular; and, since the respective dates as of which information is given in Offering Circular, there has not been any change in the capital stock or partnership interests of the Guarantor or any of its Material Subsidiaries (including the Partnership) (other than issuances of capital stock or partnership interests in connection with employee benefit plans, dividend reinvestment plans, the exercise of options, the exchange of Partnership units and the payment of earn-outs pursuant to contractual commitments) or in the partners’ capital of the Partnership or any of its Material Subsidiaries, any change in mortgage loans payable or long-term debt of the Guarantor or any of its Material Subsidiaries (including the Partnership) in excess of $20,000,000 or in the mortgage loans payable or long-term debt of the Partnership or any of its Material Subsidiaries (except as set forth on Exhibit B hereto) or any material adverse change in excess of $20,000,000, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders’ equity, partners’ capital or results of operations of the Guarantor and its Material Subsidiaries (including the Partnership), otherwise than as set forth or contemplated in the Offering Circular;

(d) Since the respective dates as of which information is given in the Offering Circular, except as otherwise stated therein, there have been no transactions entered into by the Guarantor or any of its Material Subsidiaries (including the Partnership), other than those in the ordinary course of business, which are material with respect to the Guarantor and its Material Subsidiaries considered as one enterprise;

(e) The Guarantor and its Material Subsidiaries (including the Partnership) have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Offering Circular or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Guarantor and its Material Subsidiaries (including the Partnership); and any real property and buildings held under lease by the Guarantor and its Material Subsidiaries (including the Partnership) are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Guarantor and its Material Subsidiaries (including the Partnership);

(f) The Partnership has been duly organized and is validly existing in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign partnership for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each Material Subsidiary of the Guarantor has been duly incorporated or organized and is validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of incorporation or organization;

(g) The Partnership has an authorized capitalization as set forth in the Offering Circular, and all of the issued partnership interests of the Partnership have been duly authorized and validly issued and are fully paid and non-assessable; all of the issued shares of capital stock of the Guarantor have been duly authorized and validly issued and are fully paid and non-assessable; and, except as set forth on Exhibit A, all of the issued shares of capital stock or other equity interests of each Material Subsidiary of the Guarantor have been duly authorized and validly issued, are fully paid and non-assessable and (except as set forth on Exhibit A and for directors’ qualifying shares) are owned directly or indirectly by the Guarantor, free and clear of all liens, encumbrances, equities or claims;

(h) This Agreement has been duly authorized, executed and delivered by the Partnership and the Guarantor; the Securities have been duly authorized and, when issued and delivered pursuant to this Agreement and authenticated pursuant to the Indenture (as hereinafter defined), will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Partnership enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, fraudulent transfer, equitable subordination, fair dealing, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; entitled to the benefits provided by the indenture to be dated as of July 18, 2005 (the “Indenture”), among the Partnership, the Guarantor and Wachovia Bank, National Association, as Trustee (the “Trustee”), under which they are to be issued, which is substantially in the form previously delivered to you; the Indenture has been duly authorized and, when executed and delivered by the Partnership, the Guarantor and the Trustee, the Indenture will constitute a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, fraudulent transfer, equitable subordination, fair dealing, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; the Guarantees have been duly authorized and, when the Securities are issued and delivered pursuant to this Agreement, the Guarantees will have been duly executed, issued and delivered and will constitute valid and legally binding obligations of the Guarantor, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, fraudulent transfer, equitable subordination, fair dealing, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Securities, the Guarantees and the Indenture will conform to the descriptions thereof in the Offering Circular and will be in substantially the form previously delivered to you;

(i) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System;

(j) Prior to the date hereof, neither the Guarantor nor any of its affiliates (including the Partnership) has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Partnership or the Guarantor in connection with the offering of the Securities and the Guarantees;

(k) The issue and sale of the Securities, the issue of the Guarantees and the compliance by the Partnership and the Guarantor with all of the provisions of the Securities, the Guarantees, the Indenture, this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Guarantor or any of its Material Subsidiaries (including the Partnership) is a party or by which the Guarantor or any of its Material Subsidiaries (including the Partnership) is bound or to which any of the property or assets of the Guarantor or any of its Material Subsidiaries is subject, (ii) the provisions of the Articles of Incorporation or By-laws of the Guarantor, the Certificate of Limited Partnership or partnership agreement of the Partnership or (iii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Guarantor or any of its Material Subsidiaries (including the Partnership) or any of their properties other than, in the case of clauses (i) and (iii), such breaches or violation which, if determined adversely to the Guarantor or any of its Material Subsidiaries, would not reasonably be expected to have a material adverse effect on the current or future consolidated financial position, shareholders’ equity or results of operations of the Guarantor and its Material Subsidiaries taken as a whole or on the consummation of the transactions contemplated herein; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities, the issue of the Guarantees or the consummation by the Partnership and the Guarantor of the transactions contemplated by this Agreement or the Indenture, except for the filing of a registration statement by the Partnership or the Guarantor with the Commission pursuant to the United States Securities Act of 1933, as amended (the “Act”), pursuant to Section 5(k) hereof, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers;

(l) Neither the Guarantor nor any of its Material Subsidiaries (including the Partnership) is in violation of its Articles of Incorporation, By-laws, Certificate of Limited Partnership or partnership agreement or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

(m) The statements set forth in the Offering Circular under the caption “Description of the Notes”, insofar as they purport to constitute a summary of the terms of the Securities and the Guarantees, under the caption “Certain Federal Income Tax Considerations”, insofar as they purport to describe the provisions of the laws and documents referred to therein, and under the caption “Plan of Distribution”, insofar as they purport to describe the documents referred to therein, are accurate and complete in all material respects;

(n) Other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Guarantor or any of its Material Subsidiaries (including the Partnership) is a party or of which any property of the Guarantor or any of its Material Subsidiaries (including the Partnership) is the subject which, if determined adversely to the Guarantor or any of its Material Subsidiaries (including the Partnership), would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholders’ equity, partners’ capital or results of operations of the Guarantor and its Material Subsidiaries (including the Partnership) (a “Material Adverse Effect”); and, to the best of the Partnership’s knowledge and the Guarantor’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(o) The Guarantor and its Material Subsidiaries (including the Partnership) possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure so to possess could not, singly or in the aggregate, be reasonably expected to result in a Material Adverse Effect; the Guarantor and its Material Subsidiaries (including the Partnership) are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply could not, singly or in the aggregate, be reasonably expected to result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect could not, singly or in the aggregate, be reasonably expected to result in a Material Adverse Effect; and neither the Guarantor nor any of its Material Subsidiaries (including the Partnership) has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could be reasonably expected to result in a Material Adverse Effect;

(p) Each of the Guarantor and its Material Subsidiaries (including the Partnership) is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are adequate and customary in the businesses in which they are engaged, except where the failure to be so insured could not be reasonably expected to have a Material Adverse Effect;

(q) The assets of the Partnership do not constitute “plan assets” under the Employee Retirement Income Security Act of 1974, as amended;

(r) The Guarantor has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), for each of the fiscal years from its inception through the most recently completed fiscal year, and the Guarantor’s present and contemplated organization, ownership, method of operation, assets and income, taking into account the consummation of the transactions contemplated herein, are such that the Guarantor is in a position under present law to so qualify for the current fiscal year and in the future; the Partnership and each subsidiary that is a partnership or a limited liability company under state law (each a “Subsidiary Partnership”) are properly classified as partnerships or disregarded entities, and not as corporations or as associations taxable as corporations, for Federal income tax purposes throughout the period from inception through the date hereof, or, in the case of any Subsidiary Partnerships that have terminated, through the date of termination of such Subsidiary Partnerships; the Guarantor and each of its subsidiaries (including the Partnership) have filed or caused to be filed all federal, state, local and foreign tax returns, reports, information returns and statements which have been required to be filed by them (except for the failure to file such returns, reports, information returns and statements that could not be reasonably expected to have a Material Adverse Effect) and have paid all taxes required to be paid and any other assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax, assessment, fine or penalty that is being contested in good faith and in respect of which adequate reserves are being maintained and except to the extent any such failure to pay could not be reasonably expected to have a Material Adverse Effect;

(s) Neither the Guarantor nor the Partnership has knowledge of (a) the presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, “Hazardous Materials”) on any of the properties owned by it in violation of law or in excess of regulatory action levels or (b) any unlawful spills, releases, discharges or disposal of Hazardous Materials that have occurred or are presently occurring on or off such properties as a result of any construction on or operation and use of such properties, which presence or occurrence would materially adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Guarantor or the Partnership; and in connection with the construction on or operation and use of the properties owned by the Guarantor and the Partnership, neither has any knowledge of any material failure to comply with all applicable local, state and federal environmental laws, regulations, agency requirements, ordinances and administrative and judicial orders;

(t) When the Securities are issued and delivered pursuant to this Agreement, the Securities will not be of the same class (within the meaning of Rule 144A under the Act) as securities which are listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system;

(u) The Partnership and the Guarantor are subject to Section 13 or 15(d) of the Exchange Act;

(v) Neither the Partnership nor the Guarantor is, and after giving effect to the offering and sale of the Securities and the issuance of the Guarantees will be, an “investment company”, or an entity “controlled” by an “investment company”, as such terms are defined in the United States Investment Company Act of 1940, as amended (the “Investment Company Act”);

(w) None of the Partnership, the Guarantor nor any person acting on their behalf has offered or sold the Securities or the Guarantees by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Act or, with respect to Securities sold and Guarantees issued outside the United States to non-U.S. persons (as defined in Rule 902 under the Act), by means of any directed selling efforts within the meaning of Rule 902 under the Act, and the Guarantor, any affiliate of the Guarantor (including the Partnership) and any person acting on its or their behalf has complied with and will implement the “offering restriction” within the meaning of such Rule 902;

(x) Within the preceding six months, none of the Partnership, the Guarantor nor any other person acting on their behalf has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities or the Guarantees, other than Securities and the Guarantees offered or sold to the Purchasers hereunder. The Partnership and the Guarantor will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Act) of any Securities, any Guarantees or any substantially similar security issued by the Partnership or the Guarantor, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Partnership and the Guarantor by you), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities and the issuance of the Guarantees in the United States and to U.S. persons contemplated by this Agreement as transactions exempt from the registration provisions of the Act;

(y) KPMG LLP, who have certified certain financial statements of the Partnership and its subsidiaries and the Guarantor and its subsidiaries and have audited the Partnership’s and the Guarantor’s internal control over financial reporting and management’s assessment thereof, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

(z) The Partnership and the Guarantor each maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by, or under the supervision of, the principal executive officer and the principal financial officer of the Partnership and the Guarantor, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Partnership’s and the Guarantor’s internal control over financial reporting are effective and neither the Partnership nor the Guarantor is aware of any material weaknesses in its internal control over financial reporting;

(aa) Since the date of the latest audited financial statements included or incorporated by reference in the Offering Circular, there has been no change in the Partnership’s and the Guarantor’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Partnership’s and the Guarantor’s internal control over financial reporting; and

(bb) The Partnership and the Guarantor maintain disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Partnership, the Guarantor and their subsidiaries is made known to the Partnership’s and the Guarantor’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

2. Subject to the terms and conditions herein set forth, the Partnership agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Partnership, at a purchase price of 99.208% of the principal amount thereof, plus accrued interest, if any, from July 18, 2005 to the Time of Delivery hereunder, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto. The Securities shall be issued with the Guarantees.

3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular, and each Purchaser hereby represents and warrants to, and agrees with the Partnership and the Guarantor that:

(a) It will offer and sell the Securities only to: (i) persons whom it reasonably believes are “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A, (ii) institutions which it reasonably believes are “accredited investors” (“Institutional Accredited Investors”) within the meaning of Rule 501 under the Act or (iii) upon the terms and conditions set forth in Annex I to this Agreement;

(b) It is an Institutional Accredited Investor; and

(c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

4. (a) The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Partnership with The Depository Trust Company (“DTC”) or its designated custodian. The Partnership will deliver the Securities to you, for the account of each Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer of Federal (same-day) funds, by causing DTC to credit the Securities to the account of Wachovia Capital Markets, LLC at DTC. The Partnership will cause the certificates representing the Securities to be made available to you for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on July 18, 2005 or such other time and date as you and the Partnership may agree upon in writing. Such time and date are herein called the “Time of Delivery”.

(a) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(g) hereof, will be delivered at such time and date at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004 (the “Closing Location”), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

5. The Partnership and the Guarantor jointly and severally agree with each of the Purchasers:

(a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved by you after reasonable notice thereof; and to furnish you with copies thereof;

(b) Promptly from time to time to take such action as you may reasonably request to qualify such Securities and the Guarantees for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities and the Guarantees; provided, that in connection therewith neither the Partnership nor the Guarantor shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Purchasers with copies of the Offering Circular in such quantities as you may reasonably request in New York City and each amendment or supplement thereto, and additional written and electronic copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the earlier of the effective date of a Resale Registration (as defined in the Registration Rights Agreement dated as of the Time of Delivery) or the completion by the Purchasers of the initial distribution of the Securities, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

(d) During the period beginning from the date hereof and continuing until the date six months after the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Partnership or the Guarantor that are substantially similar to the Securities;

(e) Not to be or become, at any time prior to the expiration of three years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

(f) At any time when the Partnership or the Guarantor is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of Securities, information (the “Additional Issuer Information”) satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

(g) To make available to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, partners’ equity and cash flows of the Guarantor and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), consolidated summary financial information of the Guarantor and its subsidiaries for such quarter in reasonable detail;

(h) During a period of five years from the date of the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished to partners of the Partnership or stockholders of the Guarantor, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Partnership or the Guarantor is listed; and (ii) such additional information concerning the business and financial condition of the Partnership or the Guarantor as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Partnership and its subsidiaries are consolidated in reports furnished to its partners generally or to the Commission or to the extent the accounts of the Guarantor and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

(i) During the period of two years after the Time of Delivery, not to, and not to permit any of its “affiliates” (as defined in Rule 144 under the Act), including, for the Guarantor, the Partnership to, resell any of the Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them;

(j) To file and to use their reasonable best efforts to cause to be declared or become effective under the Act, on or prior to 180 days after the Time of Delivery, a registration statement on Form S-4 providing for the registration of another series of debt securities of the Partnership, with terms identical to the Securities (the “Exchange Securities”), and the exchange of the Securities for the Exchange Securities, all in a manner which will permit persons who acquire the Exchange Securities to resell the Exchange Securities pursuant to Section 4(1) of the Act; and

(k) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption “Use of Proceeds”.

6. The Partnership and the Guarantor jointly and severally covenant and agree with the several Purchasers that the Partnership or the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Partnership’s and the Guarantor’s counsel and accountants in connection with the issuance of the Securities and the Guarantees and all other expenses in connection with the preparation and printing of the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities and the Guarantees; (iii) all expenses in connection with the qualification of the Securities and the Guarantees for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities and the Guarantees; (vi) the fees and expenses of the Trustee and any agent of any Trustee and the reasonable fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Guarantees; and (vii) all other costs and expenses incident to the performance of their obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

7. The obligations of the Purchasers hereunder shall be subject, in your discretion, to the condition that all representations and warranties and other statements of the Partnership and the Guarantor herein are, at and as of the Time of Delivery, true and correct, the condition that each of the Partnership and the Guarantor shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) Sullivan & Cromwell LLP, counsel for the Purchasers, shall have furnished to you such written opinion or opinions, dated the Time of Delivery, with respect to the matters covered in paragraphs (i) (with respect to Delaware entities), (vi), (vii) (with respect to the Securities and the Guarantees), (viii) and (xiv) of subsection (b) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(b) Foley & Lardner LLP, counsel for the Partnership and the Guarantor, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

(i) The Partnership has been duly organized and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Offering Circular; and the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Circular;

(ii) The Partnership has an authorized capitalization as set forth in the Offering Circular, and all of the issued partnership interests of the Partnership have been duly authorized and validly issued and are fully paid and non-assessable; and all of the issued shares of capital stock of the Guarantor have been duly authorized and validly issued and are fully paid and non-assessable;

(iii) Each of the Partnership and the Guarantor has been duly qualified as a foreign corporation or other organization for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Partnership or the Guarantor, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

(iv) Each other Material Subsidiary has been duly incorporated and is validly existing as a corporation or other organization in good standing under the laws of its jurisdiction of incorporation or organization; and all of the issued shares of capital stock or partnership interests of each such Material Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and (except for directors’ qualifying shares or as set forth on Exhibit A hereto) are owned directly or indirectly by the Guarantor, free and clear of all perfected security interests and, to the knowledge of such counsel, after due inquiry, free and clear of any other liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Partnership or the Guarantor or its Material Subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

(v) To the best of such counsel’s knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Guarantor or any of its Material Subsidiaries (including the Partnership) is a party or of which any property of the Guarantor or any of its Material Subsidiaries (including the Partnership) is the subject which, if determined adversely to the Guarantor or any of its Material Subsidiaries (including the Partnership), would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, partners’ capital, stockholders’ equity or results of operations of the Guarantor and its Material Subsidiaries (including the Partnership); and, to the best of such counsel’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(vi) This Agreement has been duly authorized, executed and delivered by the Partnership and the Guarantor;

(vii) The Securities have been duly authorized, executed, issued and delivered and constitute valid and legally binding obligations of the Partnership entitled to the benefits provided by the Indenture enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, fraudulent transfer, equitable subordination, fair dealing, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; the Guarantees have been duly authorized, executed, issued and delivered by the Guarantor and, when the Securities have been issued and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers pursuant to this Agreement, the Guarantees will constitute valid and legally binding obligations of the Guarantor enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, fraudulent transfer, equitable subordination, fair dealing, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Securities, the Guarantees and the Indenture conform to the descriptions thereof in the Offering Circular;

(viii) The Indenture has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, fraudulent transfer, equitable subordination, fair dealing, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(ix) The issue and sale of the Securities, the issue of the Guarantees and the compliance by the Partnership and the Guarantor with all of the provisions of the Securities, the Guarantees, the Indenture, and this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Guarantor or any of its Material Subsidiaries (including the Partnership) is a party or by which the Guarantor or any of its Material Subsidiaries (including the Partnership) is bound or to which any of the property or assets of the Guarantor or any of its Material Subsidiaries (including the Partnership) is subject, nor will such actions result in any violation of the provisions of the Articles of Incorporation or By-laws of the Guarantor, the Certificate of Limited Partnership or partnership agreement of the Partnership or any statute or any order, rule or regulation of any court or governmental agency or body known to such counsel having jurisdiction over the Guarantor or any of its Material Subsidiaries (including the Partnership) or any of their properties;

(x) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities, the issue of the Guarantees or the consummation by the Partnership and the Guarantor of the transactions contemplated by this Agreement or the Indenture, except for the filing of a registration statement by the Partnership or the Guarantor with the Commission pursuant to the Act, pursuant to Section 5(k) hereof and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Purchasers;

(xi) Neither the Guarantor nor any of its Material Subsidiaries (including the Partnership) is in violation of its Articles of Incorporation or By-laws, its Certificate of Limited Partnership or partnership agreement or in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to such counsel to which it is a party or by which it or any of its properties may be bound;

(xii) The statements set forth in the Offering Circular under the caption “Description of the Notes”, insofar as they purport to constitute a summary of the terms of the Securities and the Guarantees and under the captions “Certain Federal Income Tax Considerations” and “Plan of Distribution”, insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

(xiii) The Exchange Act Reports (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading;

(xiv) No registration of the Securities or the Guarantees under the Act, and no qualification of an indenture under the United States Trust Indenture Act of 1939 with respect thereto, is required for the offer, sale and initial resale by the Purchasers of the Securities and the Guarantees by the Purchasers in the manner contemplated by this Agreement, it being understood that no opinion is expressed as to any subsequent resale of any Securities;

(xv) Such counsel have no reason to believe that the Offering Circular and any further amendments or supplements thereto made by the Partnership and the Guarantor prior to the Time of Delivery (other than the financial statements therein, as to which such counsel need express no opinion) contained as of its date or contains as of the Time of Delivery an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(xvi) The Guarantor has qualified to be taxed as a real estate investment trust pursuant to Sections 856 through 860 of the Code for each taxable year since its inception through the most recently completed fiscal year, and based on assumptions set forth in the Offering Circular and certain representations of the Guarantor, including but not limited to those set forth in an

Officer’s Certificate, the Guarantor’s present and contemplated organization, ownership, method of operation, assets and income, taking into account the consummation of the transactions contemplated herein, are such that the Guarantor is in a position under present law to so qualify for the current fiscal year and in the future; and

(xvii) Neither the Partnership nor the Guarantor is an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act;

(c) On the date of the Offering Circular prior to the execution of this Agreement and at the Time of Delivery KPMG LLP shall have furnished to you a letter, dated the respective dates of delivery thereof, to the effect set forth in Statement of Auditing Standards No. 72, and with respect to such letter dated such Time of Delivery, as to such other matters as you may reasonably request and in form and substance satisfactory to you;

(d) (i) Neither the Guarantor nor any of its Material Subsidiaries (including the Partnership) shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock, mortgage loans payable or long-term debt of the Guarantor or any of its Material Subsidiaries (including the Partnership) or in the partners’ capital, mortgage loans payable or long-term debt of the Partnership or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, partners’ capital, stockholders’ equity or results of operations of the Guarantor and its Material Subsidiaries (including the Partnership) otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in Clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

(e) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Partnership’s or the Guarantor’s debt securities or preferred stock by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Partnership’s or the Guarantor’s debt securities or preferred stock;

(f) On or after the date hereof there shall not have occurred any of the following: (i) trading generally on the New York Stock Exchange (the “NYSE”) or in the Nasdaq National Market (“Nasdaq”) has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by the NYSE or Nasdaq or by order of the Commission, the

National Association of Securities Dealers, Inc. or any other governmental authority; (ii) trading in any securities of the Guarantor or the Partnership has been suspended or materially limited by the Commission or the NYSE, (iii) a banking moratorium has been declared by either Federal or New York authorities; (iv) a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States; or (v) any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, if the effect of any such event specified in this clause (v) in your judgment makes it impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities; and

(g) The Partnership and the Guarantor shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Partnership and the Guarantor satisfactory to you as to the accuracy of the representations and warranties of the Partnership and the Guarantor herein at and as of the Time of Delivery, as to the performance by the Partnership and the Guarantor of all of their obligations hereunder to be performed at or prior to the Time of Delivery, as to the matters set forth in subsection (d) of this Section and as to such other matters as you may reasonably request.

8. (a) The Guarantor and the Partnership jointly and severally will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Partnership and the Guarantor shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Circular, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership and the Guarantor by any Purchaser through you expressly for use therein.

(b) Each Purchaser will indemnify and hold harmless the Partnership and the Guarantor against any losses, claims, damages or liabilities to which the Partnership or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Circular, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Partnership and the Guarantor by such

Purchaser through you expressly for use therein; and will reimburse the Partnership or the Guarantor for any legal or other expenses reasonably incurred by the Partnership or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Partnership and the Guarantor on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Partnership or the Guarantor on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Partnership or the Guarantor on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Partnership or the Guarantor bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership or the Guarantor on the one hand or the Purchasers on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Partnership, the Guarantor and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. The obligations of the Purchasers in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

(e) The obligations of the Partnership and the Guarantor under this Section 8 shall be in addition to any liability which the Partnership or the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Partnership or the Guarantor and to each person, if any, who controls the Partnership or the Guarantor within the meaning of the Act.

9. (a) If any Purchaser shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Partnership shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed period, you notify the Partnership that you have so arranged for the purchase of such Securities, or the Partnership notifies you that it has so arranged for the purchase of such Securities, you or the Partnership shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Partnership agrees to prepare promptly any amendments to the Offering Circular which in your opinion may thereby be made necessary. The term “ Purchaser” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Partnership as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the

Partnership shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Partnership as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Partnership shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Partnership, except for the expenses to be borne by the Partnership and the Purchasers as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.

10. The respective indemnities, agreements, representations, warranties and other statements of the Partnership, the Guarantor and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Partnership or the Guarantor, or any officer or director or controlling person of the Partnership or the Guarantor, and shall survive delivery of and payment for the Securities.

11. If this Agreement shall be terminated pursuant to Section 7(f) or 9 hereof, the Partnership and the Guarantor shall not then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason the Securities are not delivered by or on behalf of the Partnership as provided herein, the Partnership or the Guarantor will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Partnership and the Guarantor shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.

12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you at Wachovia Capital Markets, LLC, One Wachovia Center, 301 South College Street, Charlotte, North Carolina 28288, Attention: Investment Grade Syndicate (fax no.: (704) 383-9165) and J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017, Attention: High Grade Syndicate Desk (fax no. (212) 834-6081); and if to the Partnership or the Guarantor shall be delivered or sent by mail, telex or facsimile transmission to the address of the Partnership and the Guarantor set forth in the Offering Circular: Attention: Secretary; provided, however, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers’ Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Partnership and the Guarantor by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Partnership and the Guarantor and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Partnership and the Guarantor and each person who controls the Partnership or the Guarantor or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.

14. Time shall be of the essence of this Agreement.

15. The Partnership and the Guarantor acknowledge and agree that (i) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Partnership and the Guarantor, on the one hand, and the several Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction each Purchaser is acting solely as a principal and not the agent or fiduciary of the Partnership or the Guarantor, (iii) no Purchaser has assumed an advisory or fiduciary responsibility in favor of the Partnership or the Guarantor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Purchaser has advised or is currently advising the Partnership or the Guarantor on other matters) or any other obligation to the Partnership or the Guarantor except the obligations expressly set forth in this Agreement and (iv) the Partnership and the Guarantor have consulted their own legal and financial advisors to the extent they deemed appropriate. The Partnership and the Guarantor agree that they will not claim that the Purchasers, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Partnership or the Guarantor, in connection with such transaction or the process leading thereto.

16. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Partnership and the Guarantor, on the one hand, and the Purchasers, or any of them, on the other, with respect to the subject matter hereof.

17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

17. The Partnership, the Guarantor and each of the Purchasers hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof.

Very truly yours,

Regency Centers, L.P.

By:	Regency Centers Corporation,
general partner

By:	/s/ Bruce M. Johnson
Name:	Bruce M. Johnson
Title:	Managing Director and Chief Financial Officer

Regency Centers Corporation

By:	/s/ Bruce M. Johnson
Name:	Bruce M. Johnson
Title:	Managing Director and Chief Financial Officer

Accepted as of the date hereof:

Wachovia Capital Markets, LLC

By:	/s/ Teresa Hee
Name:	Teresa Hee
Title:	Director

J. P. Morgan Securities Inc.

By:	/s/ Stephen L. Scheiner
Name:	Stephen L. Scheiner
Title:	Vice President

On behalf of each of the Purchasers

SCHEDULE I

Purchaser	Principal Amount of Securities to Be Purchased
J.P. Morgan Securities Inc.	$122,500,000
Wachovia Capital Markets, LLC	122,500,000
Wells Fargo Securities, LLC	35,000,000
PNC Capital Markets, Inc.	17,500,000
SunTrust Capital Markets, Inc.	17,500,000
Commerzbank Capital Markets Corp.	13,125,000
ING Financial Markets LLC	13,125,000
Piper Jaffray & Co.	8,750,000

Total	$350,000,000

Annex I

1. The Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Act or pursuant to an exemption from the registration requirements of the Act. Each Purchaser represents that it has offered and sold the Securities, and will offer and sell the Securities, (i) as part of their distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Time of Delivery, only in accordance with Rule 903 of Regulation S or Rule 144A under the Act. Accordingly, each Purchaser agrees that neither it, its affiliates nor any persons acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and it and they have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser agrees that, at or prior to confirmation of sale of Securities (other than a sale pursuant to Rule 144A), it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Securities from it during the restricted period a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933 (the “Act”) and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering and the closing date, except in either case in accordance with Regulation S (or Rule 144A if available) under the Act. Terms used above have the meanings given to them by Regulation S.”

Terms used in this paragraph have the meanings given to them by Regulation S.

Each Purchaser further agrees that it has not entered and will not enter into any contractual arrangement with respect to the distribution or delivery of the Securities, except with its affiliates or with the prior written consent of the Guarantor.

2. Notwithstanding the foregoing, Securities in registered form may be offered, sold and delivered by the Purchasers in the United States and to U.S. persons pursuant to Section 3 of this Agreement without delivery of the written statement required by paragraph (1) above.

3. Each Purchaser further represents and agrees that (a) it has not offered or sold and, prior to the expiry of a period of six months from the time of delivery, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, (b) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (“FSMA”)) received by it in connection with the issue or sale of any notes in circumstances in which Section 21(1) of the FSMA does not apply to the Partnership, and (c) it has complied, and will comply, with the applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom

4. Each Purchaser agrees that it will not offer, sell or deliver any of the Securities in any jurisdiction outside the United States except under circumstances that will result in compliance with the applicable laws thereof, and that it will take at its own expense whatever action is required to permit its purchase and resale of the Securities in such jurisdictions. Each Purchaser understands that no action has been taken to permit a public offering in any jurisdiction where action would be required for such purpose. Each Purchaser agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except in any such case with the Representatives’ express written consent and then only at its own risk and expense.

Exhibit A

REGENCY CENTERS CORPORATION

Material Subsidiaries and Equity Ownership Thereof

Entity	Jurisdiction	Owner(s)	Nature of Interest	% of Ownership

Regency Centers, L.P.	Delaware	Regency Centers Corporation Regency Centers Texas, LLC(1) Outside Investors	General Partner Limited Partner Limited Partners	1.0 96.3 2.7	% % %

Columbia Cameron Village SPE, LLC	Delaware	Regency Centers, L.P. Columbia Perfco Partners, L.P.	Member Member	30 70	% %

Columbia Regency Retail Partners, LLC	Delaware	Regency Centers, L.P. Columbia Perfco Partners, L.P.	Member Member	20 80	% %

Columbia Regency Partners II, LLC	Delaware	Regency Centers, L.P. Columbia Perfco Partners, L.P.	Member Member	20 80	% %

Macquarie CountryWide-Regency, LLC	Delaware	Regency Centers, L.P. Macquarie CountryWide (US) Corporation	Member Member	25 75	% %

Macquarie CountryWide Regency II, LLC(2)	Delaware	Macquarie CountryWide (US) No. 2 Corporation Regency Centers, L.P.	Member Member	65 35	% %

MCW/MDP-Regency, LLC	Delaware	Regency Centers, L.P. MCW/MDP, LLC	Member Member	25 75	% %

RegCal, LLC	Delaware	California State Teachers Retirement System Regency Centers, L.P.	Member Member	75 25	% %

Regency Realty Group, Inc.	Florida	Regency Centers, L.P. RRG Holdings, LLC(3)	Preferred Stock Common Stock Common Stock	100 7 93	% % %

(1)	100%-owned by Regency Centers Corporation.
(2)	This entity has pledged interests in certain of its subsidiaries to secure its obligations under a bridge loan facility from Wachovia Bank, National Association and JPMorgan Chase Bank, N.A.
(3)	100%-owned by Regency Centers, L.P.

2

Exhibit B

Changes Since March 31, 2005

1. Since March 31, 2005, the Partnership has increased its outstanding borrowings under its line of credit by $90 million (and will increase the borrowings by an additional $100 million to repay its 7-1/8% notes due July 15, 2005).

2. Macquarie CountryWide-Regency II, LLC has been borrowing under mortgage loans to refinance debt incurred under the Credit Agreement dated as of June 1, 2005, among Macquarie CountryWide-Regency II, LLC, Wachovia Bank, National Association and JPMorgan Chase Bank, N.A.